SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of report (Date of earliest event reported):  August 10, 2001
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                                VTEL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


  DELAWARE                        0-20008                        74-2415696
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(State or Other Jurisdiction    (Commission                    (IRS Employer
   of Incorporation)            File Number)                 Identification No.)


108 Wild Basin Road, Austin, Texas                                 78746
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(Address of Principal Executive Offices)                        (Zip Code)


Company's telephone number, including area code:   (512) 437-2700
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         (Former Name or Former Address, if Changed Since Last Report.)


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Item 5.           Other Events

On August 9, 2001 VTEL Corporation, doing business as Forgent Corporation, announced it has finalized its organizational planning and has completed a reduction in staff across the company's operations. Approximately 65 employees worldwide will be assisted with outplacement support and severance. The reduction affects 16 employees in Austin, 30 in King of Prussia, and 19 remote/international. The company remains committed to reducing costs and further developing its professional services and video network management software business lines.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             VTEL CORPORATION



Date:  August 10, 2001                       By:  /s/ Jay Peterson
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                                                  Jay Peterson
                                                  Chief Financial Officer